Exhibit 99.1

OptimizeRx Reports First Quarter 2023 Financial Results

- Total revenue of $13.0 million

- GAAP net loss per share of $(0.37)

- Non-GAAP net loss per share of $(0.09)

ROCHESTER, Mich. – May 10, 2023 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of point-of-care technology solutions helping patients start and stay on therapy, reported results for the three months ended March 31, 2023. Quarterly comparisons are to the same year-ago period.

Financial Highlights

●	Revenue in the first quarter of 2023 decreased 5% to $13.0 million, as compared to $13.7 million in the same year ago period.

●	Gross profit in the first quarter of 2023 decreased 8% year-over-year to $7.4 million, from $8.1 million during the first quarter of 2022.

●	GAAP net loss totaled $(6.4) million or $(0.37) per basic and diluted shares outstanding in the first quarter, as compared to $(3.8) million or $(0.21) during the first quarter of 2022.

●	Non-GAAP net loss in the first quarter totaled $(1.6) million or $(0.09) per fully diluted shares outstanding, as compared to $(0.1) million or $(0.01) per fully diluted shares outstanding during the first quarter of 2022 (see definition of this non-GAAP measure and reconciliation to GAAP, below).

●	Cash, cash equivalents and short-term investments totaled $73.7 million as of March 31, 2023 as compared to $74.1 million as of December 31, 2022.

Will Febbo, OptimizeRx CEO commented, “We’ve had a solid start to the new year and our execution remains on pace to meeting our 2023 financial and operational objectives. These goals are firmly underpinned by our best in class platform and the ability to access, distribute and use the next generation of real-world, data-enabled insights across our growing network. Our full offering is highly differentiated and we believe our reach, proprietary Real-World Data Artificial Intelligence (RWD.AI) solution set, focus on accessing physicians across multiple landing pads, and ability to efficiently scale while being able to report back data, provides us with a significant competitive edge. We look forward to transforming the marketplace and making a positive impact across our pharma, prescriber and patient stakeholder base.”

	Rolling Twelve Months Ended March 31,
Key Performance Indicators (KPIs)*	2023	2022
Average revenue per top 20 pharmaceutical manufacturer	$1,993,755	$2,614,054
Percent of top 20 pharmaceutical manufacturers that are customers	90%	90%
Percent of total revenue attributable to top 20 pharmaceutical manufacturers	58%	74%
Net revenue retention	86%	124%
Revenue per average full-time employee	$605,113	$733,275

2023 Financial Outlook

The Company is reaffirming its full year financial outlook for fiscal 2023 for net revenue to increase at least 10% year-over-year, and gross margins to be between 58% and 62%.

Conference Call

OptimizeRx management will host the presentation, followed by a question-and-answer period.

Date: Wednesday, May 10, 2023

Time: 4:30 p.m. Eastern time (1:30 p.m. Pacific time)

Toll-free dial-in number: 1-888-886-7786

International dial-in number: 1-416-764-8658

Conference ID: 54210852

Call Me Link: https://emportal.ink/41EWFJO

Webcast Link: https://viavid.webcasts.com/starthere.jsp?ei=1612255&tp_key=f4c15a1272

Please call the conference telephone number five minutes prior to the start time.

A replay of the call will remain available for 12 months via the Investors section of the OptimizeRx website at www.optimizerx.com/investors.

Definition and Use of Non-GAAP Financial Measures

This earnings release includes a presentation of non-GAAP net loss and non-GAAP net loss per diluted share or non-GAAP EPS, both of which are non-GAAP financial measures.

The Company defines non-GAAP net loss as GAAP net loss with an adjustment to add back depreciation, amortization, stock-based compensation, acquisition expenses, income or loss related to the fair value of contingent consideration, and deferred income taxes. Non-GAAP EPS is defined as non-GAAP net loss divided by the number of weighted average shares outstanding on a diluted basis. The Company has provided non-GAAP financial measures to aid investors in better understanding its performance. Management believes that these non-GAAP financial measures provide additional insight into the operations and cash flow of the Company.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a Company’s non-cash operating expenses, management believes that providing non-GAAP financial measures that exclude non-cash expenses allows for meaningful comparisons between the Company’s core business operating results and those of other companies, as well as provides an important tool for financial and operational decision making and for evaluating the Company’s own core business operating results over different periods of time.

The Company’s non-GAAP net loss and non-GAAP EPS measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate such non-GAAP financial results differently. The Company’s non-GAAP net loss and non-GAAP EPS are not measurements of financial performance under GAAP and should not be considered as an alternative to operating income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. The Company does not consider these non-GAAP measures to be substitutes for or superior to the information provided by its GAAP financial results.

The table, “Reconciliation of non-GAAP to GAAP Financial Measures,” included below, provides a reconciliation of non-GAAP net loss and non-GAAP EPS for the three months ended March 31, 2023 and 2022.

Definition of Key Performance Indicators*

Top 20 pharmaceutical manufacturers: We have updated the definition of “top 20 pharmaceutical manufacturers” in our key performance indicators to be based upon Fierce Pharma’s most updated list of “The top 20 pharma companies by 2022 revenue”. We previously used “The top 20 pharma companies by 2020 revenue”. As a result of this change, prior periods have been restated for comparative purposes.

Net revenue retention: Net revenue retention is a comparison of revenue generated from all clients in the previous period to total revenue generated from the same clients in the following year (i.e., excludes new client relationships for the most recent year).

Revenue per average Full Time Employee: We define revenue per average full-time employee (FTE) as total revenue over the last 12 months (LTM) divided by the average number of employees over the LTM, which is calculated by taking our total number of FTEs at the end of the prior year period by our total FTE headcount at the end of the most recent.

About OptimizeRx

OptimizeRx provides best-in-class health technology that enables care-focused engagement between life sciences organizations, healthcare providers, and patients at critical junctures throughout the patient care journey. Connecting over 60% of U.S. healthcare providers and millions of their patients through an intelligent technology platform embedded within a proprietary digital point-of-care network, OptimizeRx helps patients start and stay on their medications.

For more information, follow the Company on Twitter, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to the Company’s growth, business plans and future performance. These forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy, and other future conditions. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by applicable law. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition, and other risks summarized in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission.

OptimizeRx Contact

Andy D’Silva, SVP Corporate Finance

adsilva@optimizerx.com

Investor Relations Contact

Ashley Robinson

LifeSci Advisors, LLC

arr@lifesciadvisors.com

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	March 31, 2023	December 31, 2022

ASSETS
Current assets
Cash and cash equivalents	$16,443,666	$18,208,685
Short-term investments	57,258,234	55,931,821
Accounts receivable, net	18,164,687	22,155,301
Prepaid expenses and other	4,014,853	2,280,828
Total current assets	95,881,440	98,576,635
Property and equipment, net	143,924	137,448
Other assets
Goodwill	22,673,820	22,673,820
Technology assets, net	7,591,461	7,702,895
Patent rights, net	1,886,008	1,940,178
Right of use assets, net	213,324	235,320
Other intangible assets, net	3,302,563	3,384,889
Total other assets	35,667,176	35,937,102
TOTAL ASSETS	$131,692,540	$134,651,185

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable – trade	$1,288,854	$1,549,979
Accrued expenses	2,124,777	2,601,246
Revenue share payable	3,367,483	3,990,440
Current portion of lease liabilities	89,287	89,902
Deferred revenue	735,140	164,309
Total current liabilities	7,605,541	8,395,876
Non-current liabilities
Lease liabilities, net of current portion	123,227	144,532
Total liabilities	7,728,768	8,540,408
Commitments and contingencies (See note 9)
Stockholders’ equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized, none issued and outstanding at March 31, 2023 or December 31, 2022	—	—
Common stock, $0.001 par value, 166,666,667 shares authorized, 18,331,511 and 18,288,571 shares issued at March 31, 2023 and December 31, 2022, respectively	18,332	18,289
Treasury stock, $0.001 par value, 1,214,398 shares held at March 31, 2023 and December 31, 2022	(1,214)	(1,214)
Additional paid-in-capital	177,036,466	172,785,800
Accumulated deficit	(53,089,812)	(46,692,098)
Total stockholders’ equity	$123,963,772	$126,110,777
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$131,692,540	$134,651,185

The accompanying notes are an integral part of these condensed consolidated financial statements.

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	For the Three Months Ended March 31,
	2023	2022

Net revenue	$13,002,910	$13,731,530
Cost of revenues, exclusive of depreciation and amortization presented separately below	5,569,621	5,629,858
Gross profit	7,433,289	8,101,672

Operating expenses
General and administrative expenses	14,032,542	$11,391,233
Depreciation, amortization and noncash lease expense	463,933	471,540
Total operating expenses	14,496,475	11,862,773
Loss from operations	(7,063,186)	(3,761,101)
Other income
Interest income	665,472	3
Loss before provision for income taxes	(6,397,714)	(3,761,098)
Income tax benefit	—	—
Net loss	$(6,397,714)	$(3,761,098)
Weighted average number of shares outstanding – basic	17,094,676	17,878,068
Weighted average number of shares outstanding – diluted	17,094,676	17,878,068
Loss per share – basic	$(0.37)	$(0.21)
Loss per share – diluted	$(0.37)	$(0.21)

The accompanying notes are an integral part of these condensed consolidated financial statements.

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Three Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(6,397,714)	$(3,761,098)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	463,933	471,540
Stock-based compensation	4,380,503	3,174,098
Increase in bad debt reserve	128,178	21,000
Changes in:
Accounts receivable	3,862,436	5,643,761
Prepaid expenses and other assets	(1,734,024)	1,021,166
Accounts payable	(261,125)	(6,079)
Revenue share payable	(622,956)	(1,202,497)
Accrued expenses and other liabilities	(476,392)	(1,184,784)
Deferred revenue	570,831	(96,863)
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(86,330)	4,080,244

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of property and equipment	(28,580)	(14,480)
Purchases of held-to-maturity investments	(56,926,611)	—
Redemptions of held-to-maturity investments	55,600,198	—
Acquisition of intangible assets, including intellectual property rights	—	(51,271)
Capitalized software development costs	(193,901)	—
NET CASH USED IN INVESTING ACTIVITIES	(1,548,894)	(65,751)

CASH FLOWS (USED IN) PROVIDED BY FINANCING ACTIVITIES:
Cash paid for employee withholding taxes related to the vesting of restricted stock units	(170,400)	—
Proceeds from exercise of stock options	40,606	258,128
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(129,794)	258,128
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,765,018)	4,272,621
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	18,208,685	84,681,770
CASH AND CASH EQUIVALENTS - END OF PERIOD	$16,443,667	$88,954,391

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$—	$—
Cash paid for income taxes	$—	$—

The accompanying notes are an integral part of these condensed consolidated financial statements.

OPTIMIZERX CORPORATION

RECONCILIATION of NON-GAAP to GAAP FINANCIAL MEASURES

(UNAUDITED)

	For the Three Months Ended March 31,
	2023	2022
Net loss	$(6,397,714)	$(3,761,098)
Depreciation and amortization	463,933	471,539
Stock-based compensation	4,380,503	3,174,098
Acquisition expense	—	17,160
Non-GAAP net loss	(1,553,278)	(98,301)

Non-GAAP net loss per share
Diluted	$(0.09)	$(0.01)
Weighted average shares outstanding:
Diluted	17,094,676	17,878,068